Segment Reporting	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
Segment Reporting

Note 17 – Segment Reporting

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (“CODM”) in deciding how to allocate resources and in assessing performance. The Company manages its business on the basis of one reportable segment and unit. The Company’s chief operating decision maker is the chief executive officer of the Company.

The CODM assesses the performance of the Company and decides how to allocate resources based on the operating results available that is also reported within the Consolidated Statements of Operations. The measure of segment assets that is reviewed by the CODM is reported within the Balance Sheet as Total assets.